                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): October 8, 1998

                             Jacor Communications, Inc.
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              (Exact Name of Registrant as Specified in Charter)


        Delaware                   0-12404                31-0978313
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 (State or Other Jurisdiction    (Commission            (IRS employer
      of Incorporation)          File Number)         Identification No.)

50 E. Rivercenter Blvd., 12th Floor, Covington, KY                41011
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(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:   (606) 655-2267
                                                    --------------------------

                                Not Applicable
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        (former name or former address, if changed since last report)


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Item 5. Other Events.

     On October 8, 1998, Jacor Communications, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Clear Channel Communications, Inc., a Texas corporation ("Parent"), and CCU Merger Sub, Inc., a Delaware corporation ("Merger Sub") and a wholly-owned subsidiary of Parent.

     Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will be merged with and into the Company, which shall be the surviving corporation and shall become a wholly owned subsidiary of Parent. The consideration to be received by the stockholders of the Company pursuant to the Merger Agreement is as described in the Merger Agreement and the press release issued by the Company and Parent on October 8, 1998 (the "Press Release") a copy of which is attached hereto as Exhibit 99 and is incorporated by reference herein. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2 and which is incorporated herein by reference.

     Contemporaneously with the execution and delivery of the Merger Agreement, the Company and certain stockholders of Parent entered into a Voting Agreement dated as of the date of the Merger Agreement, (the "Voting Agreement"), a copy of which is attached hereto as Exhibit 7 and which is incorporated herein by reference. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

                      FORWARD-LOOKING STATEMENT DISCLOSURE

     This report contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition. Words such as expects, anticipates, intends, plans, believes, seeks or estimates, or variations of such words, and similar expressions are also intended to identify forward-looking statements. In light of the risks and uncertainties inherent in future projections, many of which are beyond the Company's control, actual results could differ materially from those in the forwarded-looking statements. These statements should not be regarded as a representation that the objectives will be achieved. Risks and uncertainties include, but are not limited to, the following: general economic conditions including changes in interest rates and the performance of financial markets; changes in domestic and foreign laws, regulations and taxes, the success of processing and other strategies, judicial decisions and rulings; and various other matters. The Company has no obligation to release publicly the results of any future revisions it may make to forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. For more information about the Company and risks arising when investing in the Company, you are directed to the Company's most recent reports on Form 10-K and 10-Q as filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     2 Agreement and Plan of Merger, dated as of October 8, 1998, by and among Jacor Communications, Inc., Clear Channel Communications, Inc. and CCU Merger Sub, Inc.

    10 Voting Agreement, dated as of October 8, 1998, by and among Jacor Communications, Inc. and certain stockholders of Clear Channel Communications, Inc. named therein.

     99 Press release issued by Jacor Communications, Inc. and Clear Channel Communications, Inc. on October 8, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 1998

                              JACOR COMMUNICATIONS, INC.
                              (Registrant)


                              By: /s/ R. Christopher Weber
                                 --------------------------
                              Name:   R. Christopher Weber
                              Title:  Chief Financial Officer

                                EXHIBIT INDEX



     2 Agreement and Plan of Merger, dated as of October 8, 1998, by and among Jacor Communications, Inc., Clear Channel Communications, Inc. and CCU Merger Sub, Inc.

    10 Voting Agreement, dated as of October 8, 1998, by and among Jacor Communications, Inc. and certain stockholders of Clear Channel Communications, Inc. named therein.

     99 Press release issued by Jacor Communications, Inc. and Clear Channel Communications, Inc. on October 8, 1998.